EXHIBIT 99.5



                            COMPANY VOTING AGREEMENT

This COMPANY VOTING AGREEMENT ("Agreement") is made as of May __, 2006, between Transnational Financial Network, Inc., a California corporation ("TFN"), Pegasus Funds TFN Partners, LPLC, a Texas Limited Liability CompanyPartnership ("Pegasus"), and the undersigned Stockholder ("Stockholder").

                                    RECITALS:

WHEREAS, concurrently with the execution and delivery of this Agreement, TFN and Pegasus are entering into a subscription agreement whereby TFN will issue to Pegasus Common Stock and Warrants, subject to Pegasus approval of TFN ("Common Stock Purchase Agreement"); and

         WHEREAS, as of the date hereof, Pegasus is the Beneficial Owner (as defined below) of Subject Shares (as defined below); and

         WHEREAS, in order to induce TFN and Pegasus to agree to the issuance of such shares, Pegasus, TFN and Stockholder has agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and of the covenants and agreements set forth herein and in the Common Stock Purchase Agreement, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions

(a) "Beneficially Own" or "Beneficial Owner" with respect to any securities means having "beneficial ownership" as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(b) "Company Capital Stock" means shares of TFN's common stock, no par value per share.

(c) "Company Options and Other Rights" means options, warrants and other rights to acquire, directly or indirectly, shares of Company Capital Stock.

(d) "Expiration Date" means the earlier to occur of the earlier of (i) June 1, 2009; and or (ii) the date on which a majority of the outstanding shares of common stock of TFN are acquired by a third party operating entity; or (iii) on June 1, 2008, if TFN fails to have earnings for the preceding 12 months ( 1(d)(ii) and (iii) hereof the "Voting Termination Date").

(e) "Subject Shares" means (i) all shares of Company Capital Stock Beneficially Owned by Pegasus as of the date of this Agreement; (ii) all additional shares of Company Capital Stock of which Pegasus acquires Beneficial Ownership during the period from the date of this Agreement through the Expiration Date, and (iii) for purposes of Pegasus's obligations under Sections 2(a) and (b) hereof, all shares of capital stock of TFN Beneficially Owned by Pegasus at each election of directors specified therein.all TFN shares that have been purchase pursuant to that Common Stock Purchase Agreement of even date herewith that are then beneficially owned by Pegasus.
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 2.     Voting

(a) Pegasus hereby agrees that, prior to the Expiration Date or the Voting Termination Date, at any meeting of the stockholders of TFN, however called, and in any written action by consent of stockholders of TFN, Pegasus shall cause to be counted as present thereat for purposes of establishing a quorum and shall vote, or cause to be voted, any and all Subject Shares Beneficially Owned by Pegasus as of the record date of such meeting or written consent with respect to each election of directors of TFN until the earlier of the Expiration Date or Voting Termination Date, in favor of Joseph Kristul, Maria Kristul, and others nominated by Joseph Kristul, or in lieu thereof, Maria Kristul, such that with Joseph Kristul and Maria Kristul the nominees constitute the majority of the TFN's board of directors. Joseph Kristul and Maria Kristul shall, during the same time periods, vote in favor of one nominee of Pegasus.

(b) Pegasus, Joseph Kristul, Maria Kristul also agrees to vote all of his, her or its shares from time to time and at all times until the earlier of the Expiration Date or the Voting Termination Date, in whatever manner as shall be necessary to ensure that the director(s) elected pursuant to Section 2(a) of this Agreement may not be removed from office (other than for cause) unless (A) such removal is directed or approved by Joseph Kristul, or in lieu thereof, Maria Kristul. Pegasus, Joseph Kristul, and Maria Kristul agrees to execute any written consents required to effectuate the obligations of this Agreement.

(c) Prior to the Expiration Date or the Voting Termination Date, as the case may be, Pegasus, Joseph Kristul and Maria Kristul shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with Section 2(a).

3. No Restrictions on Transfer. It is understood and agreed that (i) this Agreement does not prohibit the Pegasus from selling or otherwise transferring the Subject Shares, provided, however, that it shall be a condition to any such sale or transfer of the Subject Shares that the transferee agrees to become a party to this Agreement.

4. Covenants of Pegasus. The Pegasus covenants and agrees for the benefit of TFN that, unless waived by TFN's board of directors, until the earlier of the Voting Expiration Date or the Expiration Date, Pegasus will not:

(a) sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, (i) any Subject Shares or any interest therein, or (ii) any Company Options and Other Rights or any interest therein; provided, however, that Pegasus may convert, exercise or exchange Company Options and Other Rights into or for shares of Company Capital Stock in which event such shares of Capital Stock shall become and be deemed Subject Shares subject to all the terms and conditions of this Agreement;

(b) grant any powers of attorney or proxies or consents in respect of any of the Subject Shares, deposit any of such Subject Shares into a voting trust, or enter into a voting agreement with respect to any of such Subject Shares; and

5. Representations and Warranties of Pegasus. Pegasus represents and warrants to TFN and the Stockholder as follows:

(a) As of the date of this Agreement and at all times through the earlier of the Voting Expiration Date or the Expiration Date:

(i) Pegasus is and will be the Beneficial Owner (free and clear of any encumbrances or restrictions) of the outstanding shares of Company Capital Stock set forth under the heading "Shares of Company Capital Stock Beneficially Owned", on the signature page hereof.

(ii) Pegasus is and will be the Beneficial Owner (free and clear of any encumbrances or restrictions) of the outstanding Company Options and Other Rights set forth under the heading "Company Options and Other Rights Beneficially Owned" on the signature page hereof (except to the extent that such Company Options and Other Rights are converted into, exercised or exchanged for shares of Company Capital Stock); and

(iii) Pegasus does not directly or indirectly Beneficially Own any shares of Company Capital Stock or Company Options or Other Rights or other securities of the Company, other than the shares of Company Capital Stock and Company Options and Other Rights set forth on the signature page hereof.

(b) Pegasus has and will have the legal capacity, power and authority to enter into and perform all of Pegasus's obligations under this Agreement. This Agreement has been duly executed and delivered by Pegasus and, upon its execution and delivery by Pegasus, will constitute a legal, valid and binding obligation of Pegasus, enforceable against Pegasus in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally, and the availability of injunctive relief and other equitable remedies.

(c) The execution, delivery and performance by Pegasus of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which Pegasus is a party or by which any of Pegasus's assets may be bound, and the organizational documents of Pegasus, or (ii) violate any order, writ injunction, decree, judgment, order, statute, rule or regulation applicable to Pegasus or any of its assets.

(d) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is a pre-condition for the execution of this Agreement by Pegasus and the consummation by Pegasus of the transactions contemplated hereby.

6. Adjustments; Additional Shares. In the event (a) of any stock dividend, stock split, merger, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of TFN, of or affecting the Subject Shares or (b) that Pegasus shall become the Beneficial Owner of any additional shares of Company Capital Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2(a), then the terms of this Agreement shall apply to the shares of Company Capital Stock or other instruments or documents held by Pegasus immediately following the effectiveness of the events described in clause (a) or Pegasus becoming the Beneficial Owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder.

7. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the maximum extent permitted by Law, (a) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (b) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

8. Assignment. This Agreement may not be assigned by either party hereto without the prior written consent of the other party. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

9. Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto, set forth the entire understanding of the parties with respect to the subject matter hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

10. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given (a) on the date established by the sender as having been delivered personally; (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next business day; or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to TFN, to:

Transnational Financial Network, Inc.
401 Taraval Street
San Francisco, CA 94116
Attn: Joseph Kristul, Chief Executive Officer
Facsimile: (415) 242-7829

If to Pegasus:

W. Brown Glenn, Jr.
5956 Sherry Lane
Suite 1620
Dallas, TX 75225
Facsimile: (214) 365-3091


or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

12. Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

13. Counterparts. This Agreement may be executed in counterparts, and either party may execute such counterpart, both of which when executed and delivered shall be deemed to be an original and which counterparts taken together shall constitute but one and the same instrument.

14. Severability; Enforcement. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. Specific Performance. Pegasus acknowledges that the agreements contained in this Agreement are an integral part of the transactions contemplated by the Common Stock Purchase Agreement, and that, without these agreements, TFN and the Stockholder would not enter into the Common Stock Purchase Agreement, and acknowledges that damages would be an inadequate remedy for any breach by Pegasus of the provisions of this Agreement. Accordingly, Pegasus agrees that Pegasus's obligations hereunder shall be specifically enforceable and Pegasus shall not take any action to impede the other from seeking to enforce such right of specific performance.

16. Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the Laws of the State of California, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of California. Each party irrevocably submits to the exclusive jurisdiction of (a) California, and (b) the United States District Court for the Northern District of California, for the purposes of any Action arising out of this Agreement or any transaction contemplated hereby. Each party agrees to commence any such Action either in the United States District Court for the Northern District of California or if such Action may not be brought in such court for jurisdictional reasons, in the Superior Court of the State of California, San Francisco County. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any Action in California with respect to any matters to which it has submitted to jurisdiction in this Section
15. Each party irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement or the transactions contemplated hereby in (i) the United States District Court for the Northern District of California, or (ii) the Superior Court of the State of California San Francisco County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.

                           [Signature Page To Follow]

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

            TRANSNATIONAL FINANCIAL
            NETWORK, INC.

            By: _____________________________
            Name: Joseph Kristul
            Title: Chief Executive Officer

            JOSEPH KRISTUL

            By: _____________________________
            Name: Joseph Kristul, individually

            MARIA KRISTUL

            By: _____________________________
            Name: Maria Kristul, individually

            Pegasus Funds TFN Partners, LP, a Texas Limited Partnership PEGASUS


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            Name

            By: _____________________________
            Name:
            Title: